SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The information provided in this Item 7.01 is deemed to be filed, and not furnished, pursuant to Rule 425 under the Securities Act and Rule 14a-12 under the Exchange Act.

On February 6, 2007, Great Plains Energy Incorporated (“Great Plains Energy”) entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which Gregory Acquisition Corp., a wholly-owned subsidiary of Great Plains Energy, will merge into Aquila, Inc. (“Aquila”), causing Aquila to become a wholly-owned subsidiary of Great Plains Energy. In the course of its discussions with Aquila leading up to the execution of the Merger Agreement, Great Plains Energy provided Aquila with certain business and financial information which Great Plains Energy believes was not publicly available. The information provided to Aquila included forward-looking financial information based upon projections developed by Great Plains Energy through its internal planning and forecasting process that included input from its business units and a corporate level review. The information provided to Aquila was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. Great Plains Energy believes the information was prepared on a reasonable basis, and reflected the best available estimates and judgments at the time of its preparation. To the best of Great Plains Energy management’s knowledge and belief, the information presented, at the time of its preparation, was a reasonable projection of future financial performance of Great Plains Energy.

Great Plains Energy has been informed that Aquila will publicly disclose in a filing with the Securities and Exchange Commission on March 6, 2007, certain forward-looking information that was included in the non-public information provided by Great Plains Energy. Great Plains Energy is separately disclosing in the following table forward-looking information provided to Aquila that is contained in, or was used by Aquila to develop certain information contained in, the Aquila filing. The following table sets forth such forward-looking information, which is presented on a consolidated Great Plains Energy basis.

	2007	2008	2009	2010	2011
EBIT (millions) (1)	$290.3	$303.6	$348.4	$427.4	$524.3
EBITDA (millions) (1)	$477.1	$492.4	$582.5	$678.5	$751.4
Earnings per share	$1.86	$2.05	$2.23	$2.42	$2.61

(1) Excludes allowance for equity funds used during construction and other non-operating income and expenses.

The information provided to Aquila has not been updated, is not fact and should not be relied upon as being indicative of future results, and investors are cautioned not to rely on this forward-looking financial information. Neither Great Plains Energy’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the forward-looking financial information set out below, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the forward-looking financial information.

The estimates and assumptions underlying the forward-looking financial information are inherently uncertain and, though considered reasonable by Great Plains Energy management as of the date of its preparation, were and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking financial information. Accordingly, there can be no assurance that the forward-looking financial information is indicative of the future performance of Great Plains Energy, or that actual results will not differ materially from those presented in this forward-looking financial information. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in Item 1A. Risk Factors in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2006, which item is incorporated herein by reference. Great Plains Energy’s business is influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results, and are often beyond its control. Additional risks and uncertainties not presently known or that management currently believes to be immaterial may also adversely affect Great Plains Energy.

Information Concerning Forward-Looking Statements
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy is providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry and Great Plains Energy; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates its subsidiaries can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; application of critical accounting policies, including, but not limited to, those related to derivatives and pension liabilities; workforce risks including compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisitions or divestiture plans (including the acquisition of Aquila, Inc., and the sale of assets to Black Hills Corporation); and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.

Additional Information and Where to Find It
In connection with the acquisition of Aquila, Inc., by Great Plains Energy, Great Plains Energy intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains Energy and Aquila, Inc.. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS ENERGY AND AQUILA, INC., ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, AQUILA, INC., AND THE ACQUISITION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains Energy or Aquila, Inc., with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains Energy by directing a request to: Great Plains Energy, 1201 Walnut, Kansas City, MO 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila, Inc., by contacting Aquila, Inc., 20 West Ninth Street, Kansas City, MO 64105, Attn: Investor Relations.

Participants in Proxy Solicitation
Great Plains Energy, Aquila, Inc., and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great Plains Energy and their ownership of Great Plains Energy common stock is set forth in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 27, 2007, and the proxy statement for Great Plains Energy’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006. Information regarding Aquila, Inc., directors and executive officers and their ownership of Aquila, Inc., common stock is set forth in Aquila’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 1, 2007, and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Great Plains Energy, Aquila, Inc., and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: March 6, 2007